Exhibit 99.1

UnionBanCal Reports 13% Increase in Fourth Quarter Operating EPS And 16% Increase in Full Year Operating EPS

     SAN FRANCISCO--(BUSINESS WIRE)--Jan. 20, 2005--UnionBanCal Corporation (NYSE:UB) today reported fourth quarter 2004 net income of $180.5 million, or $1.19 per diluted common share. Net income increased 18.9 percent and earnings per diluted common share increased 16.7 percent over the $151.8 million, or $1.02 per diluted common share, earned in the fourth quarter of 2003.
     Operating earnings for fourth quarter 2004 were $180.5 million, or $1.19 per diluted common share, representing increases of 15.3 percent, and 13.3 percent, respectively, over fourth quarter 2003 results.
     For full year 2004, net income was $732.5 million, or $4.87 per diluted common share, compared with $587.1 million, or $3.90 per diluted common share, in 2003. Operating earnings for 2004 were $677.9 million, up $91.7 million, or
15.6 percent. Operating earnings per diluted common share were $4.51, up 15.9 percent from prior year.
     "I am pleased with our fourth quarter financial performance," stated Norimichi Kanari, President and Chief Executive Officer. "Our fundamentals were solid, with healthy organic growth in both deposits and loans. Total revenue for fourth quarter increased 12 percent compared with last year, with noninterest income up over 13 percent. We also saw further improvements in asset quality and realized net recoveries for the quarter.
     "Full year 2004 results were strong, as well. Average total deposits were up over 13 percent from 2003, with average noninterest bearing deposits growing 17 percent. At year end, noninterest bearing deposits accounted for almost half of total deposits. Our annualized average all-in cost of funds was very low throughout the year, and was just 0.60 percent in the fourth quarter. Operating revenue for the year was $2.5 billion, an increase of 8 percent compared with 2003, driven by a healthy 13 percent increase in noninterest income. A substantial improvement in overall asset quality and the improved mix of our loan portfolio resulted in a $110 million reduction in the provision for credit losses.
     "During the year, we also improved our strategic positioning with the completion of two bank acquisitions, a retirement plan services acquisition and the sale of our merchant card portfolio. Our strong capital generation supported a 16 percent increase in the dividend in April and the repurchase of 3.6 million shares. We returned $416 million, or 57 percent of 2004 earnings, to our shareholders in the form of dividends and repurchases. Strong earnings and active capital management resulted in a substantial improvement in return on average stockholders' equity. For the year, operating ROE grew 144 basis points over 2003, to 16.74 percent."

     Fourth Quarter Total Revenue

     For fourth quarter 2004, total revenue (taxable-equivalent net interest income plus noninterest income) was $665 million, an increase of $69 million, or
11.6 percent, compared with fourth quarter 2003. Net interest income increased
10.7 percent, and noninterest income increased 13.4 percent. Compared with third quarter 2004, total revenue increased $36 million, or 5.7 percent, with net interest income increasing 5.1 percent, and noninterest income increasing 7.0 percent.

     Fourth Quarter Net Interest Income (Taxable-equivalent)

     Net interest income was $434 million in fourth quarter 2004, up $42 million, or 10.7 percent, from the same quarter a year ago. Strong growth in both earning assets and deposits was partially offset by the effects of a flatter yield curve and lower hedge income, reflecting planned runoff in the hedge portfolio. Average earning assets increased $5.3 billion, or 14.0 percent, primarily due to a $3.6 billion, or 13.8 percent, increase in average loans and a $1.7 billion, or 16.2 percent, increase in average securities. Average residential mortgages increased $1.9 billion, or 25.9 percent; average commercial mortgages increased $827 million, or 19.3 percent, primarily due to the Jackson Federal acquisition, which closed October 28, 2004; and average commercial loans increased $505 million, or 5.5 percent.
     Average noninterest bearing deposits increased $2.7 billion, or 16.9 percent, including a $331 million increase in title and escrow deposits. Average noninterest bearing deposits represented 47.9 percent of total deposits, up from
46.2 percent in the same quarter a year ago. The annualized average all-in cost of funds was 0.60 percent, reflecting the Company's high deposit to loan ratio of 133.2 percent and the high proportion of noninterest bearing deposits to total deposits.
     The average yield on earning assets of $43.0 billion was 4.62 percent, unchanged year-over-year, as a slight increase in the average loan yield was offset by a 26 basis point decrease in the average yield on taxable securities. The earning asset yield was also influenced by a mix change, as year-over-year asset growth was highest in lower yielding categories, including residential loans and securities. The average rate on interest bearing liabilities of $23.1 billion was 1.10 percent, up 24 basis points, reflecting higher short-term interest rates compared with fourth quarter 2003. The net interest margin in fourth quarter 2004 was 4.03 percent, compared with 4.14 percent in fourth quarter 2003.
     On a sequential quarter basis, net interest income increased $21 million, or 5.1 percent. Volume gains in earning assets and a favorable shift in the mix of earning assets were partially offset by lower hedge income. Average earning assets increased $1.5 billion, or 3.7 percent, primarily due to an increase in average loans of $1.6 billion, or 5.7 percent. Average commercial mortgages increased $806 million, or 18.7 percent, primarily due to the Jackson Federal acquisition. Average residential mortgages increased $624 million, or 7.3 percent, and average commercial loans increased $275 million, or 2.9 percent. Average noninterest bearing deposits increased $781 million, or 4.3 percent. The net interest margin improved 5 basis points to 4.03 percent.

     Fourth Quarter Noninterest Income

     In fourth quarter 2004, noninterest income was $231 million, up $27 million, or 13.4 percent, from the same quarter a year ago. Noninterest income represented 34.8 percent of total revenue in the quarter, up from 34.2 percent during the same period last year. Service charges on deposit accounts increased $4.1 million, or 5.2 percent, primarily due to higher overdraft and ATM transaction fees, and higher deposit volumes. Trust and investment management fees increased $6.3 million, or 17.9 percent, primarily due to the August 1, 2004, acquisition of TruSource (formerly CNA Trust), and an increase in trust assets. Card processing fees, net, decreased $2.9 million, primarily due to the June 1, 2004, sale of the Company's merchant card portfolio. Net loss on the sale of securities was $13.7 million, compared with a net gain of $2.3 million the prior year. Other noninterest income included $18.5 million in net gains on private equity investments, compared with $0.2 million in net losses the prior year.
     Compared with the prior quarter, fourth quarter 2004 noninterest income increased $15.2 million, or 7.0 percent. Service charges on deposit accounts decreased $4.1 million, or 4.7 percent, primarily due to lower account analysis fees, stemming from an increase in the earnings credit rate on deposit balances. Trust and investment management fees increased $2.3 million, or 5.9 percent, primarily due to the acquisition of TruSource (formerly CNA Trust).

     Fourth Quarter Noninterest Expense

     Noninterest expense on an operating basis for fourth quarter 2004 was $402 million, an increase of $44 million, or 12.3 percent, over fourth quarter 2003. Salaries and employee benefits expense increased $17.3 million, or 8.4 percent, primarily due to higher employee count associated with acquisitions and de novo branch openings, annual merit increases, and higher pension and other post-retirement expense. Professional services expense increased $5.8 million, or 55.9 percent, partially due to higher compliance related expense. Intangible asset amortization expense was $5.7 million, an increase of $2.6 million compared with prior year, due to recent acquisitions. Other noninterest expense increased $9.8 million, or 15.2 percent, primarily due to vendor billings related to title and escrow balances.
     Compared with third quarter 2004, noninterest expense increased $29.9 million, or 8.0 percent, partially due to higher employee count associated with acquisitions. Other noninterest expense increased $12.5 million, or 18.5 percent, primarily due to increased litigation reserves and vendor billings related to title and escrow balances.

     Income Tax Expense

     The effective tax rate for fourth quarter 2004 was 33.6 percent, compared with an effective tax rate on an operating basis of 34.0 percent for fourth quarter 2003. Fourth quarter 2004 income tax expense included a credit of $6.0 million to reflect a reduction in the estimate of California tax expense for the year.
     The effective tax rate on an operating basis for full year 2004 was 35.1 percent, compared with 33.6 percent for the full year 2003. The increase in the effective tax rate in 2004 reflects higher California state taxes in 2004 as compared to 2003, primarily as a result of increased profits reported by the Mitsubishi Tokyo Financial Group (MTFG) for its most recent fiscal reporting period, as well as estimates of MTFG's income for its fiscal year ending March 31, 2005.

     Full Year 2004 Results

     For full year 2004, net income was $733 million, or $4.87 per diluted common share, compared with $587 million, or $3.90 per diluted common share, for 2003.
     Operating earnings for 2004 were $678 million, or $4.51 per diluted common share, compared with $586 million, or $3.89 per diluted common share, in 2003. Items excluded from operating earnings are presented in Exhibit 6.
     Total revenue on an operating basis was $2.5 billion in 2004, an increase of $180 million, or 7.6 percent, compared with 2003. Net interest income increased 4.9 percent, and noninterest income on an operating basis increased
13.1 percent.
     Net interest income was $1.6 billion in 2004, a $77 million, or 4.9 percent, increase from prior year. Solid growth in earning assets and noninterest bearing demand deposits was partially offset by lower yields on earning assets and planned reductions in hedge income. Average earning assets increased $4.3 billion, or 11.7 percent, primarily due to a $3.0 billion, or
34.5 percent, increase in average securities and a $1.3 billion, or 4.9 percent, increase in average loans. Average residential mortgages increased $1.3 billion, or 18.7 percent, average commercial mortgages increased $314 million, or 7.4 percent, and average commercial loans decreased $532 million, or 5.4 percent.
     Average noninterest bearing deposits increased $2.6 billion, or 17.1 percent. Average noninterest bearing deposits represented 47.7 percent of total deposits, up from 46.1 percent a year ago.
     The average yield on earning assets of $40.9 billion was 4.52 percent, down 32 basis points from 2003, primarily due to lower yields on commercial loans, residential loans, and investment securities. The average rate on interest bearing liabilities of $22.1 billion was 0.91 percent, down 8 basis points from 2003. The net interest margin for full year 2004 was 4.03 percent, compared with
4.29 percent in 2003.
     Noninterest income on an operating basis in 2004 was $888 million, an increase of $103 million, or 13.1 percent, over 2003. Service charges on deposit accounts increased $31 million, or 9.9 percent, primarily due to higher overdraft and ATM transaction fees, and higher deposit volumes. Trust and investment management fees increased $17 million, or 12.3 percent, primarily due to higher trust assets and the August 1, 2004, acquisition of TruSource (formerly CNA Trust). Insurance commissions increased $15 million, or 24.3 percent, primarily due to recent acquisitions and organic growth.
     For full year 2004, noninterest expense on an operating basis increased $128 million, or 9.2 percent, over 2003. Salaries and employee benefits expense increased $69 million, or 8.5 percent, primarily due to higher employee count associated with recent acquisitions and de novo branch openings, merit increases and higher pension expense. Intangible asset amortization expense was $19 million, an increase of $8 million compared with prior year, due to recent acquisitions.

     Credit Quality

     Nonperforming assets at December 31, 2004, were $162 million, or 0.34 percent of total assets. This compares with $191 million, or 0.41 percent of total assets at September 30, 2004, and $287 million, or 0.68 percent of total assets, at December 31, 2003. Nonperforming assets declined 43.4 percent during 2004.
     In fourth quarter 2004, the provision for credit losses was negative $10 million, reflecting continued improvement in the quality of the loan portfolio and $4 million in net recoveries. In third quarter 2004, the provision for credit losses was negative $10 million, and in fourth quarter 2003, the provision was zero. Net loan recoveries in fourth quarter 2004 were $4 million, compared with net charge-offs of $8 million in third quarter 2004, and net charge-offs of $18 million in fourth quarter 2003. For full year 2004, net charge-offs were $27 million, an 83 percent decrease, compared with $162 million in net charge-offs in 2003.
     At December 31, 2004, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 1.59 percent and 315.7 percent, respectively. These ratios were 1.69 percent and 268.0 percent, respectively, at September 30, 2004, and 2.05 percent and 189.5 percent, respectively, at December 31, 2003.

     Balance Sheet and Capital Ratios

     At December 31, 2004, the Company had total assets of $48.1 billion. Total loans were $30.7 billion and total deposits were $40.2 billion, resulting in a period-end deposit-to-loan ratio of 130.8 percent. At year end, total stockholders' equity was $4.3 billion, the tangible equity ratio was 7.89 percent, and the ratio of tangible common equity to risk-weighted assets was
9.55 percent. Book value per share at December 31, 2004, was $28.93, up 12.7 percent from a year earlier. The Company's Tier I and total risk based capital ratios at year end were 9.65 percent and 12.11 percent, respectively.

     Stock Repurchases

     During fourth quarter 2004, the Company repurchased 1,466,000 shares of common stock at an average price of $62.66 per share. During full year 2004, the Company repurchased 3,589,900 shares of common stock at a cost of $210 million, resulting in an average price per share repurchased of $58.60. At December 31, 2004, the Company had authority from its Board of Directors to repurchase an additional $91 million of common stock.
     Common shares outstanding at December 31, 2004, were 148.4 million, an increase of 2.6 million shares, or 1.8 percent, from one year earlier, primarily reflecting shares issued in acquisitions, net of share repurchases.

     First Quarter and Full Year 2005 Earnings Per Share Guidance

     The Company currently estimates that fully diluted earnings per share will be in the range of $1.07 to $1.12 for first quarter 2005, and $4.57 to $4.77 for full year 2005. These estimates exclude the effect of expensing employee stock options and assume provisions for credit losses of negative $10 million for first quarter 2005, and $10 million for full year 2005.

     Use of Non-GAAP Financial Measures

     This press release contains certain references to operating earnings, and other financial measures identified as being stated on "an operating basis" or qualified by the word "operating", that include adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Operating earnings, as used herein, differs from net income reported under GAAP in that operating earnings excludes unusual or non-recurring charges, losses, credits or gains. Similarly, other financial measures that are identified herein as being stated on "an operating basis" or qualified by the word "operating" exclude these unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items and their impact on the Company's performance are difficult to predict, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company's core business results by investors. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. For a detailed reconciliation of data presented on an operating basis to GAAP financial measures, please refer to Exhibits 5 and 6 accompanying this press release.

     Forward-Looking Statements

     The following appears in accordance with the Private Securities Litigation Reform Act. This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words "believe," "expect," "target," "anticipate," "intend," "plan," "estimate," "potential," "project," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." They may also consist of annualized amounts based on historical interim period results. Forward-looking statements in this press release include those related to earnings guidance and improving financial results of MTFG.
     There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in our forward-looking statements. Many of these factors are beyond our ability to control or predict and could have a material adverse effect on our stock price, financial condition, and results of operations or prospects. Such risks and uncertainties include, but are not limited to, adverse economic and fiscal conditions in California, including the continuing financial difficulties of the California state government; global political and general economic conditions related to the war on terrorism and other hostilities; fluctuations in interest rates; the controlling interest in us of The Bank of Tokyo-Mitsubishi, Ltd., which is a wholly-owned subsidiary of MTFG; competition in the banking and financial services industries; adverse effects of current and future banking laws, rules and regulations; declines or disruptions in the stock or bond markets which may adversely affect us or our borrowers or other customers; changes in accounting practices or requirements; risks associated with various strategies we may pursue, including potential acquisitions, divestitures and restructurings.
     A complete description of the Company, including related risk factors, is discussed in the Company's public filings with the Securities and Exchange Commission, which are available by calling (415) 765-2969 or online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

     Conference Call and Webcast

     The Company will conduct a conference call to review fourth quarter and full year results at 8:30 AM Pacific Time (11:30 AM Eastern Time) on January 21, 2005. Interested parties calling from locations within the United States should call 888-428-4478 (651-291-5254 from outside the United States) 10 minutes prior to the beginning of the conference.
     A live webcast of the call will be available at http://www.uboc.com. Simply follow the links to the Investor Relations section of the website. The webcast replay will be available on the website within 24 hours after the conclusion of the call, and will remain on the website for a period of one year.
     A recorded playback of the conference call will be available by calling 800-475-6701, (320-365-3844 from outside the United States) from approximately 12:00 PM Pacific Time (3:00 PM Eastern Time), January 21, through 11:59 PM Pacific Time, January 28 (2:59 AM Eastern Time, January 29). The reservation number for this playback is 762604.

     Based in San Francisco, UnionBanCal Corporation is a bank holding company with assets of $48.1 billion at December 31, 2004. Its primary subsidiary, Union Bank of California, N.A., had 315 banking offices in California, Oregon and Washington, and 21 international facilities, at December 31, 2004.


                               Exhibit 1

               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)

On a Reported
Earnings Basis:
--------------                                       Percent Change to
                                                       Dec. 31, 2004
(Dollars in    As of and for the Three Months Ended         from
 thousands,    ------------------------------------  -----------------
 except per      Dec. 31,   Sept. 30,   Dec. 31,    Dec. 31, Sept. 30,
 share data)       2003       2004        2004       2003      2004
-------------   ----------  ----------  ----------  -------- ---------
Results of
 operations:
Net interest
 income (1)      $392,057     $413,102     $433,982    10.69%    5.05%
Noninterest
 income           203,841      215,954      231,136    13.39%    7.03%
              ------------ ------------ ------------
Total revenue     595,898      629,056      665,118    11.62%    5.73%
Noninterest
 expense          365,888      372,391      402,283     9.95%    8.03%
(Reversal of)
 provision
 for credit
 losses                 -      (10,000)     (10,000)    nm       0.00%
              ------------ ------------ ------------
Income before
 income taxes
 (1)              230,010      266,665      272,835    18.62%    2.31%
Taxable-
 equivalent
 adjustment           637        1,012        1,128    77.08%   11.46%
Income tax
 expense           77,554      102,215       91,195    17.59% (10.78%)
              ------------ ------------ ------------
Net income       $151,819     $163,438     $180,512    18.90%   10.45%
              ============ ============ ============

Per common
 share:
Net income-
 basic              $1.04        $1.11        $1.22    17.31%    9.91%
Net income-
 diluted             1.02         1.09         1.19    16.67%    9.17%
Dividends (2)        0.31         0.36         0.36    16.13%    0.00%
Book value
 (end of
 period)            25.66        28.04        28.93    12.74%    3.17%
Common shares
 outstanding
 (end of
 period)      145,758,156  147,163,392  148,359,918     1.78%    0.81%
Weighted
 average
 common shares
 outstanding -
 basic        145,526,885  147,554,853  148,421,593     1.99%    0.59%
Weighted
 average
 common shares
 outstanding -
 diluted      148,468,297  150,379,127  151,513,695     2.05%    0.75%

Balance sheet
 (end of
 period):
Total assets  $42,498,467  $46,990,605  $48,106,052    13.19%    2.37%
Total loans    25,944,628   28,625,086   30,716,957    18.39%    7.31%
Nonaccrual
 loans            281,201      180,156      155,043  (44.86%) (13.94%)
Nonperforming
 assets           286,890      190,763      162,325  (43.42%) (14.91%)
Total
 deposits      35,532,283   39,342,229   40,175,836    13.07%    2.12%
Medium and
 long-term
 debt             820,488      820,460      816,113   (0.53%)  (0.53%)
Junior
 subordinated
 debt             363,940       15,904       15,790  (95.66%)  (0.72%)
Stockholders'
 equity         3,740,436    4,126,159    4,292,244    14.75%    4.03%

Balance sheet
 (period
 average):
Total assets  $41,790,183  $45,713,280  $47,499,084    13.66%    3.91%
Total loans    26,148,028   28,147,293   29,751,850    13.78%    5.70%
Earning
 assets        37,701,116   41,427,609   42,960,338    13.95%    3.70%
Total
 deposits      35,156,404   38,114,310   39,617,397    12.69%    3.94%
Stockholders'
 equity         3,697,618    4,067,953    4,246,788    14.85%    4.40%

Financial
 ratios:
Return on
 average
 assets (3)          1.44%        1.42%        1.51%
Return on
 average
 stock-
holders'
 equity (3)         16.29%       15.98%       16.91%
Efficiency
 ratio (4)          61.41%       59.20%       60.38%
Net interest
 margin (1)          4.14%        3.98%        4.03%
Dividend
 payout ratio       29.81%       32.43%       29.51%
Tangible
 equity ratio        8.20%        8.03%        7.89%
Tier 1 risk-
 based
 capital
 ratio (5)          11.31%        9.99%        9.65%
Total risk-
 based
 capital
 ratio (5)          14.14%       12.52%       12.11%
Leverage
 ratio (5)           9.03%        8.27%        8.05%
Allowance for
 credit
 losses to
 total loans (6)     2.05%        1.69%        1.59%
Allowance for
 credit losses
 to nonaccrual
 loans (6)         189.53%      267.97%      315.74%
Net loans
 charged off
 (recovered)
 to average
 total loans
 (3)                 0.27%        0.12%      (0.05%)
Nonperforming
 assets to
 total loans,
 foreclosed
 assets, and
 distressed
 loans held
 for sale            1.11%        0.67%        0.53%
Nonperforming
 assets to
 total assets        0.68%        0.41%        0.34%

On an Operating Earnings Basis:
------------------------------
Selected financial data on an operating earnings basis
 (see bottom of exhibit 5 for non-recurring items):
Operating
 earnings per
 common share
 - basic            $1.08        $1.16        $1.22
Operating
 earnings per
 common share
 - diluted          $1.05        $1.14        $1.19
Operating
 return on
 average
 assets (3)          1.49%        1.49%        1.51%
Operating
 return on
 average
 stockholders'
 equity (3)         16.80%       16.75%       16.91%
Operating
 efficiency
 ratio (4)          60.11%       59.20%       60.38%
Operating
 dividend
 payout ratio       28.70%       31.03%       29.51%
----------------------------------------------------
(1)  Taxable-equivalent basis.
(2) Dividends per share reflect dividends declared on UnionBanCal Corporation's common stock outstanding as of the declaration date.
(3)  Annualized.
(4) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), as a percentage of net interest income
    (taxable-equivalent basis) and noninterest income.
(5)  Estimated as of December 31, 2004.
(6) Includes allowance for credit losses related to off-balance sheet commitments.

 nm = not meaningful


                               Exhibit 2

              UnionBanCal Corporation and Subsidiaries
                  Financial Highlights (Unaudited)

                                                        Percent Change
                                                              to
                                                           Dec. 31,
On a Reported Earnings Basis:        As of and for the       2004
                                    Twelve Months Ended      from
-------------------------------- ------------------------- -----------
(Dollars in thousands, except    December 31, December 31,  Dec. 31,
 per share data)                    2003         2004        2003
-------------------------------- ------------ ------------ -----------
Results of operations:

Net interest income (1)           $1,571,619   $1,648,968     4.92%
Noninterest income                   794,253      989,305    24.56%
                                 ------------ ------------
Total revenue                      2,365,872    2,638,273    11.51%
Noninterest expense                1,408,353    1,524,182     8.22%
(Reversal of) provision for
 credit losses                        75,000      (35,000)    nm
                                 ------------ ------------
Income before income taxes (1)       882,519    1,149,091    30.21%
Taxable-equivalent adjustment          2,553        3,745    46.69%
Income tax expense                   292,827      412,812    40.97%
                                 ------------ ------------
Net income                          $587,139     $732,534    24.76%
                                 ============ ============

Per common share:

Net income-basic                       $3.94        $4.96    25.89%
Net income-diluted                      3.90         4.87    24.87%
Dividends (2)                           1.21         1.39    14.88%
Book value (end of period)             25.66        28.93    12.74%
Common shares outstanding (end
 of period)                      145,758,156  148,359,918     1.78%
Weighted average common shares
 outstanding - basic             148,917,249  147,767,238   (0.77%)
Weighted average common shares
 outstanding - diluted           150,645,193  150,300,561   (0.23%)

Balance sheet (end of period):

Total assets                     $42,498,467  $48,106,052    13.19%
Total loans                       25,944,628   30,716,957    18.39%
Nonaccrual loans                     281,201      155,043  (44.86%)
Nonperforming assets                 286,890      162,325  (43.42%)
Total deposits                    35,532,283   40,175,836    13.07%
Medium and long-term debt            820,488      816,113   (0.53%)
Junior subordinated debt             363,940       15,790  (95.66%)
Stockholders' equity               3,740,436    4,292,244    14.75%

Balance sheet (period average):

Total assets                     $40,470,483  $45,226,306    11.75%
Total loans                       26,428,253   27,726,625     4.91%
Earning assets                    36,625,837   40,910,848    11.70%
Total deposits                    33,446,436   37,875,760    13.24%
Stockholders' equity               3,831,032    4,050,202     5.72%

Financial ratios:

Return on average assets                1.45%        1.62%
Return on average stockholders'
 equity                                15.33%       18.09%
Efficiency ratio (3)                   59.53%       57.73%
Net interest margin (1)                 4.29%        4.03%
Dividend payout ratio                  30.71%       28.02%
Tangible equity ratio                   8.20%        7.89%
Tier 1 risk-based capital ratio
 (4)                                   11.31%        9.65%
Total risk-based capital ratio
 (4)                                   14.14%       12.11%
Leverage ratio (4)                      9.03%        8.05%
Allowance for credit losses to
 total loans (5)                        2.05%        1.59%
Allowance for credit losses to
 nonaccrual loans (5)                 189.53%      315.74%
Net loans charged off to average
 total loans                            0.61%        0.10%
Nonperforming assets to total loans,
 foreclosed assets, and distressed
 loans held for sale                    1.11%        0.53%
Nonperforming assets to total
 assets                                 0.68%        0.34%

On an Operating Earnings Basis :
--------------------------------

Selected financial data on an operating earnings basis
 (see bottom of exhibit 6 for non-recurring items):

Operating earnings per common
 share (basic)                         $3.94        $4.59
Operating earnings per common
 share (diluted)                       $3.89        $4.51
Operating return on average
 assets                                 1.45%        1.50%
Operating return on average
 stockholders' equity                  15.30%       16.74%
Operating efficiency ratio (3)         59.25%       60.04%
Operating dividend payout ratio        30.71%       30.28%
-----------------------------------------------------------
(1)  Taxable-equivalent basis.
(2) Dividends per share reflect dividends declared on UnionBanCal Corporation's common stock outstanding as of the declaration date.
(3) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), as a percentage of net interest income (taxable-equivalent basis) and noninterest income.
(4) Estimated as of December 31, 2004.
(5) Includes allowance for credit losses related to off- balance sheet commitments.

nm = not meaningful


                               Exhibit 3

               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)

                     On a Reported Earnings Basis
                     ----------------------------


                      For the Three Months      For the Twelve Months
(Amounts in                  Ended                       Ended
 thousands,      ----------------------------- -----------------------
 except per       Dec. 31,  Sept. 30,  Dec. 31,       December 31,
 share data)        2003      2004      2004        2003        2004
---------------- --------- --------- --------- ----------- -----------
Interest Income
  Loans          $335,777  $350,989  $385,397  $1,404,425  $1,400,644
  Securities       97,881   106,672   106,033     349,999     427,603
  Interest
   bearing
   deposits in
   banks              976     2,744     2,660       3,990       7,433
  Federal funds
   sold and
   securities
   purchased
   under resale
   agreements       1,993     1,616     2,686      10,203       9,189
  Trading
   account
   assets             752     1,250     1,050       3,599       3,778
                 --------- --------- --------- ----------- -----------
    Total
     interest
     income       437,379   463,271   497,826   1,772,216   1,848,647
                 --------- --------- --------- ----------- -----------

Interest Expense
  Domestic
   deposits        34,232    34,876    44,872     151,004     145,481
  Foreign
   deposits         2,224     5,007     5,510      10,232      15,410
  Federal funds
   purchased and
   securities
   sold under
   repurchase
   agreements         638     2,861     3,376       3,401       7,470
  Commercial
   paper            1,111     1,697     3,016       8,508       6,899
  Medium and
   long-term
   debt             2,423     4,369     5,572       7,845      16,773
  Trust notes       3,580       242       227      14,510       2,780
  Other borrowed
   funds            1,114     1,117     1,271       5,097       4,866
                 --------- --------- --------- ----------- -----------
    Total
     interest
     expense       45,322    50,169    63,844     200,597     199,679
                 --------- --------- --------- ----------- -----------

Net Interest
 Income           392,057   413,102   433,982   1,571,619   1,648,968
  (Reversal of)
   provision for
   credit losses        -   (10,000)  (10,000)     75,000     (35,000)
                 --------- --------- --------- ----------- -----------
    Net interest
     income after
     (reversal of)
     provision
     for credit
     losses       392,057   423,102   443,982   1,496,619   1,683,968
                 --------- --------- --------- ----------- -----------

Noninterest
 Income
  Service
   charges on
   deposit
   accounts        79,356    87,555    83,487     311,417     342,169
  Trust and
   investment
   management
   fees            35,102    39,089    41,384     136,347     153,083
  Insurance
   commissions     17,596    17,463    20,024      62,652      77,874
  International
   commissions
   and fees        18,000    18,906    18,844      67,582      73,397
  Merchant
   banking fees     9,469    11,682    12,783      30,990      39,646
  Card
   processing
   fees, net        8,163     4,653     5,246      37,520      34,147
  Foreign
   exchange
   gains, net       8,534     8,548     8,330      30,000      33,516
  Brokerage
   commissions
   and fees         7,141     8,527     8,216      31,755      33,063
  Securities
   gains
   (losses), net    2,267        (6)  (13,697)      4,062     (12,085)
  Other            18,213    19,537    46,519      81,928     214,495
                 --------- --------- --------- ----------- -----------
    Total
     noninterest
     income       203,841   215,954   231,136     794,253     989,305
                 --------- --------- --------- ----------- -----------

Noninterest
 Expense
  Salaries and
   employee
   benefits       206,466   216,767   223,770     808,804     877,557
  Net occupancy    32,430    33,206    35,147     124,274     132,108
  Equipment        16,689    16,289    18,825      65,394      69,268
  Software         12,648    13,560    15,357      47,569      54,820
  Communications   12,228    12,850    12,604      52,087      51,899
  Professional
   services        10,302    12,375    16,065      48,558      50,033
  Foreclosed
   asset expense
   (income)           (56)      (10)      685         (84)      1,211
  Other            75,181    67,354    79,830     261,751     287,286
                 --------- --------- --------- ----------- -----------
    Total
     noninterest
     expense      365,888   372,391   402,283   1,408,353   1,524,182
                 --------- --------- --------- ----------- -----------

  Income before
   income taxes   230,010   266,665   272,835     882,519   1,149,091
  Taxable-
   equivalent
   adjustment         637     1,012     1,128       2,553       3,745
  Income tax
   expense         77,554   102,215    91,195     292,827     412,812
                 --------- --------- --------- ----------- -----------
Net Income       $151,819  $163,438  $180,512    $587,139    $732,534
                 ========= ========= ========= =========== ===========

Net income per
 common share -
 basic              $1.04     $1.11     $1.22       $3.94       $4.96
                 ========= ========= ========= =========== ===========
Net income per
 common share -
 diluted            $1.02     $1.09     $1.19       $3.90       $4.87
                 ========= ========= ========= =========== ===========
Weighted average
 common shares
 outstanding -
 basic            145,527   147,555   148,422     148,917     147,767
                 ========= ========= ========= =========== ===========
Weighted average
 common shares
 outstanding -
 diluted          148,468   150,379   151,514     150,645     150,301
                 ========= ========= ========= =========== ===========


                               Exhibit 4

               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)


                  On an Operating Earnings Basis (1)
                  ----------------------------------

                      For the Three Months     For the Twelve Months
(Amounts in                   Ended                      Ended
 thousands,      ----------------------------- -----------------------
 except per        Dec. 31, Sept. 30,  Dec. 31,        December 31,
 share data)        2003      2004      2004        2003        2004
                 --------- --------- --------- ----------- -----------
Interest Income
   Loans         $335,777  $350,989  $385,397  $1,404,425  $1,400,644
   Securities      97,881   106,672   106,033     349,999     427,603
   Interest
    bearing
    deposits in
    banks             976     2,744     2,660       3,990       7,433
   Federal funds
    sold and
    securities
    purchased
    under resale
    agreements      1,993     1,616     2,686      10,203       9,189
   Trading
    account
    assets            752     1,250     1,050       3,599       3,778
                 --------- --------- --------- ----------- -----------
    Total
     interest
     income       437,379   463,271   497,826   1,772,216   1,848,647
                 --------- --------- --------- ----------- -----------

Interest Expense
   Domestic
    deposits       34,232    34,876    44,872     151,004     145,481
   Foreign
    deposits        2,224     5,007     5,510      10,232      15,410
   Federal funds
    purchased and
    securities
    sold under
    repurchase
    agreements        638     2,861     3,376       3,401       7,470
   Commercial
    paper           1,111     1,697     3,016       8,508       6,899
   Medium and
    long-term
    debt            2,423     4,369     5,572       7,845      16,773
   Trust notes      3,580       242       227      14,510       2,780
   Other borrowed
    funds           1,114     1,117     1,271       5,097       4,866
                 --------- --------- --------- ----------- -----------
    Total
     interest
     expense       45,322    50,169    63,844     200,597     199,679
                 --------- --------- --------- ----------- -----------

Net Interest
 Income           392,057   413,102   433,982   1,571,619   1,648,968
   (Reversal of)
    provision for
    credit losses       -   (10,000)  (10,000)     75,000     (35,000)
                 --------- --------- --------- ----------- -----------
    Net interest
     income after
     (reversal
     of)
     provision
     for credit
     losses       392,057   423,102   443,982   1,496,619   1,683,968
                 --------- --------- --------- ----------- -----------

Noninterest
 Income
   Service
    charges on
    deposit
    accounts       79,356    87,555    83,487     311,417     342,169
   Trust and
    investment
    management
    fees           35,102    39,089    41,384     136,347     153,083
   Insurance
    commissions    17,596    17,463    20,024      62,652      77,874
   International
    commissions
    and fees       18,000    18,906    18,844      67,582      73,397
   Merchant
    banking fees    9,469    11,682    12,783      30,990      39,646
   Card
    processing
    fees, net       8,163     4,653     5,246      37,520      34,147
   Foreign
    exchange
    gains, net      8,534     8,548     8,330      30,000      33,516
   Brokerage
    commissions
    and fees        7,141     8,527     8,216      31,755      33,063
   Securities
    gains
    (losses), net   2,267        (6)  (13,697)     (4,951)    (12,085)
   Other           18,213    19,537    46,519      81,928     112,960
                 --------- --------- --------- ----------- -----------
    Total
     noninterest
     income       203,841   215,954   231,136     785,240     887,770
                 --------- --------- --------- ----------- -----------

Noninterest
 Expense
   Salaries and
    employee
    benefits      206,466   216,767   223,770     808,804     877,557
   Net occupancy   32,430    33,206    35,147     120,074     132,108
   Equipment       16,689    16,289    18,825      65,394      69,268
   Software        12,648    13,560    15,357      47,569      54,820
   Communications  12,228    12,850    12,604      52,087      51,899
   Professional
    services       10,302    12,375    16,065      48,558      50,033
   Foreclosed
    asset expense
    (income)          (56)      (10)      685         (84)      1,211
   Other           67,431    67,354    79,830     254,001     287,286
                 --------- --------- --------- ----------- -----------
    Total
     noninterest
     expense      358,138   372,391   402,283   1,396,403   1,524,182
                 --------- --------- --------- ----------- -----------

   Income before
    income taxes  237,760   266,665   272,835     885,456   1,047,556
   Taxable-
    equivalent
    adjustment        637     1,012     1,128       2,553       3,745
   Income tax
    expense        80,538    94,372    91,195     296,696     365,945
                 --------- --------- --------- ----------- -----------
Net Income       $156,585  $171,281  $180,512    $586,207    $677,866
                 ========= ========= ========= =========== ===========

Net income per
 common share -
 basic              $1.08     $1.16     $1.22       $3.94       $4.59
                 ========= ========= ========= =========== ===========
Net income per
 common share -
 diluted            $1.05     $1.14     $1.19       $3.89       $4.51
                 ========= ========= ========= =========== ===========
Weighted average
 common shares
 outstanding -
 basic            145,527   147,555   148,422     148,917     147,767
                 ========= ========= ========= =========== ===========
Weighted average
 common shares
 outstanding -
 diluted          148,468   150,379   151,514     150,645     150,301
                 ========= ========= ========= =========== ===========


(1) See exhibits 5 and 6 for reconciliations of 'reported earnings' to 'operating earnings'

                               Exhibit 5

               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)

        Reported Earnings Reconciliation to Operating Earnings
        ------------------------------------------------------

                                         For the Three Months Ended
                                      -------------------------------
                                            December 31, 2003
                                      -------------------------------
(Amounts in thousands, except per               Non-recurring
 share data)                           Reported    Items     Operating
-----------------------------------   ----------  --------   ---------

Net Interest Income                   $392,057    $     -    $392,057
   (Reversal of) provision for
    credit losses                            -          -           -
                                       --------    -------    --------
    Net interest income after
     (reversal of) provision for
     credit losses                     392,057          -     392,057
                                       --------    -------    --------

Noninterest Income
   All other (no adjustments)          203,841          -     203,841
                                       --------    -------    --------
    Total noninterest income           203,841          -     203,841
                                       --------    -------    --------

Noninterest Expense
   Other (1)                            75,181     (7,750)     67,431
   All other (no adjustments)          290,707          -     290,707
                                       --------    -------    --------
    Total noninterest expense          365,888     (7,750)    358,138
                                       --------    -------    --------

   Income before income taxes          230,010      7,750     237,760
   Taxable-equivalent adjustment           637          -         637
   Income tax expense (2)(3)            77,554      2,984      80,538

                                      ---------   -------    ---------
Net Income/Operating Earnings         $151,819    $ 4,766    $156,585
                                      =========   =======    =========

Net income/Operating earnings per
 common share - basic                 $   1.04    $  0.04    $   1.08
                                      =========   =======    =========
Net income/Operating earnings per
 common share - diluted               $   1.02    $  0.03    $   1.05
                                      =========   =======    =========
Weighted average common shares
 outstanding - basic                   145,527                145,527
                                      =========   =======    =========
Weighted average common shares
 outstanding - diluted                 148,468                148,468
                                      =========              =========



Reported Net Income                   $151,819
                                      --------------------------------

Non-recurring Items

(1) Accrual related to a pre-
    litigation claim
    (4th quarter 2003)                   7,750

(2) Tax impact of items listed
    above (1)                           (2,984)

(3) Adjustment to California state
    income tax (3rd quarter 2004)            -

                                      --------------------------------
Net Operating Earnings                $156,585
                                      ================================



                                         For the Three Months Ended
                                      -------------------------------
                                             September 30, 2004
                                      -------------------------------
(Amounts in thousands, except per               Non-recurring
 share data)                           Reported    Items     Operating
-----------------------------------   ----------  --------   ---------

Net Interest Income                   $413,102    $     -    $413,102
   (Reversal of) provision for
    credit losses                      (10,000)         -     (10,000)
                                      ---------   -------    ---------
    Net interest income after
     (reversal of) provision for
     credit losses                     423,102          -     423,102
                                      ---------   -------    ---------

Noninterest Income
   All other (no adjustments)          215,954          -     215,954
                                      ---------   -------    ---------
    Total noninterest income           215,954          -     215,954
                                      ---------   -------    ---------

Noninterest Expense
   Other (1)                            67,354          -      67,354
   All other (no adjustments)          305,037          -     305,037
                                      ---------   -------    ---------
    Total noninterest expense          372,391          -     372,391
                                      ---------   -------    ---------

   Income before income taxes          266,665          -     266,665
   Taxable-equivalent adjustment         1,012          -       1,012
   Income tax expense (2)(3)           102,215     (7,843)     94,372

                                      ---------   -------    ---------
Net Income/Operating Earnings         $163,438    $ 7,843    $171,281
                                      =========   =======    =========

Net income/Operating earnings per
 common share - basic                 $   1.11    $  0.05    $   1.16
                                      =========   =======    =========
Net income/Operating earnings per
 common share - diluted               $   1.09    $  0.05    $   1.14
                                      =========   =======    =========
Weighted average common shares
 outstanding - basic                   147,555                147,555
                                      =========              =========
Weighted average common shares
 outstanding - diluted                 150,379                150,379
                                      =========              =========


Reported Net Income                   $163,438
                                      --------------------------------

Non-recurring Items

(1) Accrual related to a pre-
    litigation claim (4th quarter
    2003)                                    -

(2) Tax impact of items listed
    above(1)                                 -

(3) Adjustment to California state
    income tax (3rd quarter 2004)        7,843

                                      --------------------------------
Net Operating Earnings                $171,281
                                      ================================



                                         For the Three Months Ended
                                      -------------------------------
                                             December 31, 2004
                                      -------------------------------
(Amounts in thousands, except per               Non-recurring
 share data)                           Reported    Items     Operating
-----------------------------------   ----------  --------   ---------

Net Interest Income                   $433,982    $     -    $433,982
   (Reversal of) provision for
    credit losses                      (10,000)         -     (10,000)
                                      ---------   -------    ---------
    Net interest income after
     (reversal of) provision for
     credit losses                     443,982          -     443,982
                                      ---------   -------    ---------

Noninterest Income
   All other (no adjustments)          231,136          -     231,136
                                      ---------   -------    ---------
    Total noninterest income           231,136          -     231,136
                                      ---------   -------    ---------

Noninterest Expense
   Other (1)                            79,830          -      79,830
   All other (no adjustments)          322,453          -     322,453
                                      ---------   -------    ---------
    Total noninterest expense          402,283          -     402,283
                                      ---------   -------    ---------

   Income before income taxes          272,835          -     272,835
   Taxable-equivalent adjustment         1,128          -       1,128
   Income tax expense (2)(3)            91,195          -      91,195

                                      ---------   -------    ---------
Net Income/Operating Earnings         $180,512    $     -    $180,512
                                      =========   =======    =========

Net income/Operating earnings per
 common share - basic                 $   1.22    $     -    $   1.22
                                      =========   =======    =========
Net income/Operating earnings per
 common share - diluted               $   1.19    $     -    $   1.19
                                      =========   =======    =========
Weighted average common shares
 outstanding - basic                   148,422                148,422
                                      =========              =========
Weighted average common shares
 outstanding - diluted                 151,514                151,514
                                      =========              =========



Reported Net Income                   $180,512
                                      --------------------------------

Non-recurring Items

(1) Accrual related to a pre-
    litigation claim (4th quarter
    2003)                                    -

(2) Tax impact of items listed
    above (1)                                -

(3) Adjustment to California state
    income tax (3rd quarter 2004)            -

                                      --------------------------------
Net Operating Earnings                $180,512
                                      ================================



                               Exhibit 6

               UnionBanCal Corporation and Subsidiaries
        Condensed Consolidated Statements of Income (Unaudited)
                            Reconciliations
                      (Taxable-Equivalent Basis)

        Reported Earnings Reconciliation to Operating Earnings
        ------------------------------------------------------

                                       For the Twelve Months Ended
                                    ----------------------------------
                                           December 31, 2003
                                    --------------------------------
(Amounts in thousands, except per             Non-recurring
 share data)                         Reported     Items    Operating
----------------------------------- ----------- --------- -----------

Net Interest Income                 $1,571,619  $      -  $1,571,619
   (Reversal of) provision for
    credit losses                       75,000         -      75,000
                                     ----------  --------  ----------
    Net interest income after
     (reversal of) provision for
     credit losses                   1,496,619         -   1,496,619
                                     ----------  --------  ----------

Noninterest Income
   Securities gains (losses),
    net (1)                              4,062    (9,013)     (4,951)
   Other (4)(5)                         81,928         -      81,928
   All other (no adjustments)          708,263         -     708,263
                                     ----------  --------  ----------
    Total noninterest income           794,253    (9,013)    785,240
                                     ----------  --------  ----------

Noninterest Expense
   Net occupancy (2)                   124,274    (4,200)    120,074
   Other (3)                           261,751    (7,750)    254,001
   All other (no adjustments)        1,022,328         -   1,022,328
                                     ----------  --------  ----------
    Total noninterest expense        1,408,353   (11,950)  1,396,403
                                     ----------  --------  ----------

   Income before income taxes          882,519     2,937     885,456
   Taxable-equivalent adjustment         2,553         -       2,553
   Income tax expense (6)(7)(8)        292,827     3,869     296,696

                                    ----------- -------- -----------
Net Income/Operating Earnings       $  587,139  $   (932) $  586,207
                                     ==========  ========  ==========

Net income/Operating earnings per
 common share - basic               $     3.94  $      -  $     3.94
                                     ==========  ========  ==========
Net income/Operating earnings per
 common share - diluted             $     3.90  $  (0.01) $     3.89
                                     ==========  ========  ==========
Weighted average common shares
 outstanding - basic                   148,917              148,917
                                     ==========           ==========
Weighted average common shares
 outstanding - diluted                 150,645              150,645
                                     ==========           ==========


Reported Net Income                 $  587,139
                                     --------------------------------

Non-recurring Items

(1) Gain on the early call of a
    Mexican Brady bond (2nd quarter
    2003)                               (9,013)

(2) Write-off of leasehold
    improvements (2nd quarter 2003)      4,200

(3) Accrual related to a pre-
    litigation claim (4th quarter
    2003)                                7,750

(4) Gain on sale of real property
    (2nd quarter 2004)                       -

(5) Gain on sale of Merchant Card
    Portfolio (2nd quarter 2004)             -

(6) Tax impact of items listed above
    (1)(2)(3)(4)(5)                     (1,217)

(7) Reduction in income tax due to
    IRS Audit wrap up (2nd quarter
    2003)                               (2,652)

(8) Adjustment to California state
    income tax (3rd quarter 2004)            -

                                    ---------------------------------
Net Operating Earnings              $  586,207
                                     ================================



                                       For the Twelve Months Ended
                                    ----------------------------------
                                           December 31, 2004
                                    --------------------------------
(Amounts in thousands, except per             Non-recurring
 share data)                         Reported     Items    Operating
----------------------------------- ----------- --------- -----------

Net Interest Income                 $1,648,968  $      -  $1,648,968
   (Reversal of) provision for
    credit losses                      (35,000)        -     (35,000)
                                     ----------  --------  ----------
    Net interest income after
     (reversal of) provision for
     credit losses                   1,683,968         -   1,683,968
                                     ----------  --------  ----------

Noninterest Income
   Securities gains (losses),
    net (1)                            (12,085)        -     (12,085)
   Other (4)(5)                        214,495  (101,535)    112,960
   All other (no adjustments)          786,895         -     786,895
                                     ----------  --------  ----------
    Total noninterest income           989,305  (101,535)    887,770
                                     ----------  --------  ----------

Noninterest Expense
   Net occupancy (2)                   132,108         -     132,108
   Other (3)                           287,286         -     287,286
   All other (no adjustments)        1,104,788         -   1,104,788
                                     ----------  --------  ----------
    Total noninterest expense        1,524,182         -   1,524,182
                                     ----------  --------  ----------

   Income before income taxes        1,149,091  (101,535)  1,047,556
   Taxable-equivalent adjustment         3,745         -       3,745
   Income tax expense (6)(7)(8)        412,812   (46,867)    365,945

                                     ----------  --------  ----------
Net Income/Operating Earnings       $  732,534  $(54,668) $  677,866
                                    ==========  =========  ==========

Net income/Operating earnings per
 common share - basic               $     4.96  $  (0.37) $     4.59
                                    ==========  =========  ==========
Net income/Operating earnings per
 common share - diluted             $     4.87  $  (0.36) $     4.51
                                    ==========  =========  ==========
Weighted average common shares
 outstanding - basic                   147,767               147,767
                                    ==========            ===========
Weighted average common shares
 outstanding - diluted                 150,301               150,301
                                    ==========            ===========


Reported Net Income                 $  732,534
                                    ---------------------------------

Non-recurring Items
(1) Gain on the early call of a
    Mexican Brady bond (2nd quarter
    2003)                                    -

(2) Write-off of leasehold
    improvements (2nd quarter 2003)          -

(3) Accrual related to a pre-
    litigation claim (4th quarter
    2003)                                    -

(4) Gain on sale of real property
    (2nd quarter 2004)                  (8,535)

(5) Gain on sale of Merchant Card
    Portfolio (2nd quarter 2004)       (93,000)

(6) Tax impact of items listed above
    (1)(2)(3)(4)(5)                     39,024

(7) Reduction in income tax due to
    IRS Audit wrap up (2nd quarter
    2003)                                    -

(8) Adjustment to California state
    income tax (3rd quarter 2004)        7,843

                                    ---------------------------------
Net Operating Earnings              $  677,866
                                    =================================



                               Exhibit 7

               UnionBanCal Corporation and Subsidiaries
                      Consolidated Balance Sheets
                              (Unaudited)

                                                  December 31,
                                           ------------ -------------
(Dollars in thousands)                          2003          2004
------------------------------------------  -----------   -----------
Assets
Cash and due from banks                    $ 2,494,127   $ 2,111,185
Interest bearing deposits in banks             235,158       491,905
Federal funds sold and securities
 purchased under resale agreements             769,720       944,950
                                            -----------   -----------
         Total cash and cash equivalents     3,499,005     3,548,040
Trading account assets                         252,929       236,331
Securities available for sale:
      Securities pledged as collateral         106,560       144,240
      Held in portfolio                     10,660,332    11,000,754
Loans (net of allowance for loan losses:
      2003, $532,970; 2004, $406,948) (1)   25,411,658    30,310,009
Due from customers on acceptances               71,078        55,914
Premises and equipment, net                    509,734       530,431
Intangible assets                               49,592        63,537
Goodwill                                       226,556       475,027
Other assets                                 1,711,023     1,741,769
                                            -----------   -----------
         Total assets                      $42,498,467   $48,106,052
                                            ===========   ===========

Liabilities
Domestic deposits:
      Noninterest bearing                  $16,668,773   $19,205,596
      Interest bearing                      17,146,858    19,480,868
Foreign deposits:
      Noninterest bearing                      619,249       435,999
      Interest bearing                       1,097,403     1,053,373
                                            -----------   -----------
         Total deposits                     35,532,283    40,175,836
Federal funds purchased and securities
 sold under repurchase agreements              280,968       587,249
Commercial paper                               542,270       824,887
Other borrowed funds                           212,088       172,549
Acceptances outstanding                         71,078        55,914
Other liabilities (1)                          934,916     1,165,470
Medium and long-term debt                      820,488       816,113
Junior subordinated debt payable to
 subsidiary grantor trust                      363,940        15,790
                                            -----------   -----------
         Total liabilities                  38,758,031    43,813,808
                                            -----------   -----------

Commitments and contingencies

Stockholders' Equity
Preferred stock:
      Authorized 5,000,000 shares, no
       shares issued or outstanding
       at December 31, 2003 or 2004                  -             -
Common stock, par value $1 per share at
 December 31, 2003 and December 31, 2004:
      Authorized 300,000,000 shares,
       issued 146,000,156 shares
       in 2003 and 152,191,818 shares
       in 2004                                 146,000       152,192
Additional paid-in capital                     555,156       881,928
Treasury stock - 242,000 shares as of
       December 31, 2003 and 3,831,900
       shares as of December 31, 2004          (12,846)     (223,361)
Retained earnings                            2,999,884     3,526,312
Accumulated other comprehensive income(loss)    52,242       (44,827)
                                            -----------   -----------
         Total stockholders' equity          3,740,436     4,292,244
                                            -----------   -----------
         Total liabilities and
          stockholders' equity             $42,498,467   $48,106,052
                                            ===========   ===========


(1) On December 31, 2004, UnionBanCal Corporation transferred the allowance relating to off-balance sheet commitments of $82.6 million from allowance for loan losses to other liabilities. Prior periods have not been restated.


                               Exhibit 8

               UnionBanCal Corporation and Subsidiaries
                           Loans (Unaudited)



                                                   Percent Change to
                            Three Months Ended     December 31,  2004
                                                           from
                        -------------------------- ------------------
                        Dec. 31, Sept. 30, Dec. 31, Dec. 31, Sept. 30,
(Dollars in millions)      2003     2004     2004      2003     2004
----------------------- -------- -------- -------- --------- --------

Loans (period average)
Commercial, financial
 and industrial          $9,178   $9,408   $9,683      5.50%    2.92%
Construction              1,097    1,080    1,131      3.10%    4.72%
Mortgage - Commercial     4,280    4,301    5,107     19.32%   18.74%
Mortgage - Residential    7,287    8,550    9,174     25.90%    7.30%
Consumer                  2,032    2,221    2,313     13.83%    4.14%
Lease financing             666      607      607    (8.86%)    0.00%
Loans originated in
 foreign branches         1,590    1,977    1,735      9.12% (12.24%)
                        -------- -------- --------

    Total loans held to
     maturity           $26,130  $28,144  $29,750     13.85%    5.71%
    Total loans held
     for sale                18        3        2   (88.89%) (33.33%)
                        -------- -------- --------

     Total loans        $26,148  $28,147  $29,752     13.78%    5.70%
                        ======== ======== ========

Nonperforming assets
 (period end)
Nonaccrual loans:
    Commercial,
     financial and
     industrial            $190      $92      $73   (61.58%) (20.65%)
    Construction              -        6        2     nm     (66.67%)
    Mortgage -
     Commercial              38       28       25   (34.21%) (10.71%)
    Lease                    52       54       55      5.77%    1.85%
    Foreign                   1        -        -  (100.00%)    0.00%
                        -------- -------- --------

Total nonaccrual loans      281      180      155   (44.84%) (13.89%)
Foreclosed assets             6       11        7     16.67% (36.36%)
                        -------- -------- --------

Total nonperforming
 assets                    $287     $191     $162   (43.55%) (15.18%)
                        ======== ======== ========

Loans 90 days or more
 past due and still
 accruing                    $4       $9       $4      0.00% (55.56%)
                        ======== ======== ========

Analysis of Allowance
 for Credit Losses

Beginning balance          $551     $501     $483

(Reversal of) provision
 for credit losses            -      (10)     (10)
Foreign translation
 adjustment and other
  net additions
   (deductions) (1) (2)       -        -      (70)

Loans charged off:
    Commercial,
     financial and
     industrial             (29)     (15)     (17)
    Construction              -        -       (1)
    Consumer                 (3)      (2)      (2)
                        -------- -------- --------
     Total loans
      charged off           (32)     (17)     (20)
                        -------- -------- --------

Loans recovered:
    Commercial,
     financial and
     industrial              13        8       22
    Consumer                  1        1        1
    Lease financing           -        -        1
                        -------- -------- --------
     Total loans
      recovered              14        9       24
                        -------- -------- --------
     Net loans
      (charged-off)
      recovered             (18)      (8)       4
                        -------- -------- --------


Ending balance of
 allowance for loan
 losses                    $533     $483     $407
Allowance for off-
 balance sheet
 commitment losses            -        -       83
                        -------- -------- --------

Allowance for credit
 losses                    $533     $483     $490
                        ======== ======== ========

-----------------------


(1) Includes a transfer of $12.6 million related to the Jackson
Federal Bank acquisition in the fourth quarter of 2004.

(2) On December 31, 2004, UnionBanCal Corporation transferred the allowance related to off-balance sheet commitments of $82.6 million from allowance for loan losses to other liabilities. Prior periods have not been restated.


nm = not meaningful


                               Exhibit 9

               UnionBanCal Corporation and Subsidiaries
                    Net Interest Income (Unaudited)

                                         For the Three Months Ended
                                       -------------------------------
                                             December 31, 2003
                                       -----------------------------
                                                    Interest  Average
                                         Average    Income/   Yield/
(Dollars in thousands)                   Balance    Expense   Rate
                                                     (1)      (1)(2)
------------------------------------   ------------ ------------------
Assets
Loans: (3)
   Domestic                            $24,558,585  $327,811   5.31 %
   Foreign (4)                           1,589,443     7,966   1.99
Securities - taxable                    10,187,342    96,923   3.80
Securities - tax-exempt                     40,352       958   9.50
Interest bearing deposits in banks         246,196       976   1.57
Federal funds sold and securities
 purchased under resale agreements         777,261     1,993   1.02
Trading account assets                     301,937       752   0.99
                                        -----------  --------
    Total earning assets                37,701,116   437,379   4.62
                                                     --------
Allowance for loan losses (5)             (548,542)
Cash and due from banks                  2,330,478
Premises and equipment, net                509,311
Other assets                             1,797,820
                                        -----------
    Total assets                       $41,790,183
                                        ===========
Liabilities
Domestic deposits:
   Interest bearing                    $11,288,478    17,015   0.60
   Savings and consumer time             4,099,123     9,151   0.89
   Large time                            2,208,516     8,066   1.45
Foreign deposits (4)                     1,315,803     2,224   0.67
                                        -----------  --------
    Total interest bearing deposits     18,911,920    36,456   0.76
                                        -----------  --------
Federal funds purchased and securities
 sold under repurchase agreements          380,867       638   0.66
Commercial paper                           544,270     1,111   0.81
Other borrowed funds                       194,525     1,114   2.27
Medium and long-term debt                  503,748     2,423   1.91
Trust notes                                351,522     3,580   4.07
                                        -----------  --------
    Total borrowed funds                 1,974,932     8,866   1.79
                                        -----------  --------
    Total interest bearing liabilities  20,886,852    45,322   0.86
                                                     --------
Noninterest bearing deposits            16,244,484
Other liabilities                          961,229
                                        -----------
    Total liabilities                   38,092,565
Stockholders' Equity
Common equity                            3,697,618
                                        -----------
    Total stockholders' equity           3,697,618
                                        -----------
    Total liabilities and
     stockholders' equity              $41,790,183
                                        ===========
Net interest income/margin
    (taxable-equivalent basis)                       392,057   4.14 %
Less: taxable-equivalent adjustment                      637
                                                     --------
    Net interest income                             $391,420
                                                     ========




                                       For the Three Months Ended
                                      ------------------------------
                                           September 30, 2004
                                      -----------------------------
                                                    Interest  Average
                                        Average     Income/   Yield/
(Dollars in thousands)                  Balance     Expense   Rate
                                                     (1)      (1)(2)
-------------------------------  ----------------- ---------- -------
Assets
Loans: (3)
   Domestic                           $26,169,937  $340,401   5.18 %
   Foreign (4)                          1,977,356    10,588   2.13
Securities - taxable                   11,912,985   105,256   3.53
Securities - tax-exempt                    68,884     1,416   8.22
Interest bearing deposits in banks        568,071     2,744   1.92
Federal funds sold and securities
 purchased under resale agreements        431,138     1,616   1.49
Trading account assets                    299,238     1,250   1.66
                                       -----------  --------
   Total earning assets                41,427,609   463,271   4.46
                                                    --------
Allowance for loan losses (5)            (501,259)
Cash and due from banks                 2,229,980
Premises and equipment, net               504,348
Other assets                            2,052,602
                                       -----------
   Total assets                       $45,713,280
                                       ===========
Liabilities
Domestic deposits:
   Interest bearing                   $11,807,430    18,603   0.63
   Savings and consumer time            4,383,745     9,029   0.82
   Large time                           1,986,815     7,244   1.45
Foreign deposits (4)                    1,729,290     5,007   1.15
                                       -----------  --------
   Total interest bearing deposits     19,907,280    39,883   0.80
                                       -----------  --------
Federal funds purchased and securities
 sold under repurchase agreements         867,988     2,861   1.31
Commercial paper                          639,345     1,697   1.06
Other borrowed funds                      161,504     1,117   2.75
Medium and long-term debt                 792,083     4,369   2.19
Trust notes                                15,959       242   6.07
                                       -----------  --------
   Total borrowed funds                 2,476,879    10,286   1.65
                                       -----------  --------
   Total interest bearing liabilities  22,384,159    50,169   0.89
                                                    --------
Noninterest bearing deposits           18,207,030
Other liabilities                       1,054,138
                                       -----------
   Total liabilities                   41,645,327
Stockholders' Equity
Common equity                           4,067,953
                                       -----------
   Total stockholders' equity           4,067,953
                                       -----------
   Total liabilities and
    stockholders' equity              $45,713,280
                                       ===========
Net interest income/margin
    (taxable-equivalent basis)                      413,102   3.98 %
Less: taxable-equivalent adjustment                   1,012
                                                    --------
   Net interest income                             $412,090
                                                    ========



                                         For the Three Months Ended
                                        ------------------------------
                                             December 31, 2004
                                       ------------------------------
                                                    Interest  Average
                                         Average    Income/   Yield/
(Dollars in thousands)                   Balance    Expense   Rate
                                                      (1)     (1)(2)
-------------------------------------  ------------ ------------------
Assets
Loans: (3)
   Domestic                            $28,017,048  $374,260    5.32 %
   Foreign (4)                           1,734,802    11,137    2.55
Securities - taxable                    11,820,242   104,657    3.54
Securities - tax-exempt                     69,231     1,376    7.95
Interest bearing deposits in banks         516,505     2,660    2.05
Federal funds sold and securities
 purchased under resale agreements         522,166     2,686    2.05
Trading account assets                     280,344     1,050    1.49
                                        -----------  --------
   Total earning assets                 42,960,338   497,826    4.62
                                                     --------
Allowance for loan losses (5)             (495,776)
Cash and due from banks                  2,346,479
Premises and equipment, net                509,093
Other assets                             2,178,950
                                        -----------
   Total assets                        $47,499,084
                                        ===========
Liabilities
Domestic deposits:
   Interest bearing                    $12,258,481    22,865    0.74
   Savings and consumer time             4,875,661    12,094    0.99
   Large time                            2,078,133     9,913    1.90
Foreign deposits (4)                     1,417,344     5,510    1.55
                                        -----------  --------
   Total interest bearing deposits      20,629,619    50,382    0.97
                                        -----------  --------
Federal funds purchased and securities
 sold under repurchase agreements          775,182     3,376    1.73
Commercial paper                           778,724     3,016    1.54
Other borrowed funds                       127,220     1,271    3.97
Medium and long-term debt                  810,665     5,572    2.73
Trust notes                                 15,845       227    5.73
                                        -----------  --------
   Total borrowed funds                  2,507,636    13,462    2.14
                                        -----------  --------
   Total interest bearing liabilities   23,137,255    63,844    1.10
                                                     --------
Noninterest bearing deposits            18,987,778
Other liabilities                        1,127,263
                                        -----------
   Total liabilities                    43,252,296
Stockholders' Equity
Common equity                            4,246,788
                                        -----------
   Total stockholders' equity            4,246,788
                                        -----------
   Total liabilities and
    stockholders' equity               $47,499,084
                                        ===========
Net interest income/margin
    (taxable-equivalent basis)                       433,982    4.03 %
Less: taxable-equivalent adjustment                    1,128
                                                     --------
   Net interest income                              $432,854
                                                     ========

-------------------------------------

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(2) Annualized

(3) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(4) Foreign loans and deposits are those loans and deposits originated in foreign branches.

(5) On December 31, 2004, UnionBanCal Corporation transferred the allowance related to off-balance sheet commitments of $82.6 million from allowance for loan losses to other liabilities. Reported averages for all periods have not been restated.


                              Exhibit 10

               UnionBanCal Corporation and Subsidiaries
                    Net Interest Income (Unaudited)


                                      For the Twelve Months Ended
                                    ----------------------------------
                                           December 31, 2003
                                    --------------------------------
                                                  Interest    Average
                                      Average      Income/    Yield/
(Dollars in thousands)                Balance    Expense(1) Rate(1)(2)
----------------------------------  ------------ ----------- ---------
Assets
Loans: (3)
 Domestic                           $24,878,462  $1,371,717    5.51 %
 Foreign (4)                          1,549,791      32,708    2.11
Securities - taxable                  8,716,051     345,996    3.97
Securities - tax-exempt                  40,962       4,003    9.77
Interest bearing deposits in banks      229,547       3,990    1.74
Federal funds sold and securities
 purchased under resale agreements      893,369      10,203    1.14
Trading account assets                  317,655       3,599    1.13
                                    ------------ -----------
  Total earning assets               36,625,837   1,772,216    4.84
                                                 -----------
Allowance for loan losses (5)          (576,871)
Cash and due from banks               2,213,273
Premises and equipment, net             508,973
Other assets                          1,699,271
                                    ------------
  Total assets                      $40,470,483
                                    ============
Liabilities
Domestic deposits:
 Interest bearing                   $10,390,459      71,208    0.69
 Savings and consumer time            3,977,902      42,734    1.07
 Large time                           2,364,156      37,062    1.57
Foreign deposits (4)                  1,280,804      10,232    0.80
                                    ------------ -----------
  Total interest bearing deposits    18,013,321     161,236    0.90
                                    ------------ -----------
Federal funds purchased and
 securities
 sold under repurchase agreements       405,982       3,401    0.84
Commercial paper                        809,930       8,508    1.05
Other borrowed funds                    192,248       5,097    2.65
Medium and long-term debt               425,960       7,845    1.84
Trust notes                             351,575      14,510    4.13
                                    ------------ -----------
 Total borrowed funds                 2,185,695      39,361    1.80
                                    ------------ -----------
 Total interest bearing
  liabilities                        20,199,016     200,597    0.99
                                                 -----------
Noninterest bearing deposits         15,433,115
Other liabilities                     1,007,320
                                    ------------
 Total liabilities                   36,639,451
Stockholders' Equity
Common equity                         3,831,032
                                    ------------
 Total stockholders' equity           3,831,032
                                    ------------
 Total liabilities and
  stockholders' equity              $40,470,483
                                    ============
Net interest income/margin
  (taxable-equivalent basis)                      1,571,619    4.29 %
Less: taxable-equivalent
 adjustment                                           2,553
                                                 -----------
  Net interest income                            $1,569,066
                                                 ===========


                                     --------------------------------
                                            December 31, 2004
                                     --------------------------------
                                                   Interest    Average
                                       Average      Income/    Yield/
(Dollars in thousands)                 Balance   Expense(1) Rate(1)(2)
------------------------------------------------- ----------- --------
Assets
Loans: (3)
 Domestic                            $25,928,206  $1,362,424    5.25 %
 Foreign (4)                           1,798,419      38,220    2.13
Securities - taxable                  11,707,369     422,052    3.61
Securities - tax-exempt                   68,399       5,551    8.12
Interest bearing deposits in banks       394,145       7,433    1.89
Federal funds sold and securities
 purchased under resale agreements       719,714       9,189    1.28
Trading account assets                   294,596       3,778    1.28
                                     ------------ -----------
  Total earning assets                40,910,848   1,848,647    4.52
                                                  -----------
Allowance for loan losses (5)           (514,075)
Cash and due from banks                2,271,616
Premises and equipment, net              511,853
Other assets                           2,046,064
                                     ------------
  Total assets                       $45,226,306
                                     ============
Liabilities
Domestic deposits:
 Interest bearing                    $11,740,269      74,222    0.63
 Savings and consumer time             4,406,610      38,382    0.87
 Large time                            2,198,078      32,877    1.50
Foreign deposits (4)                   1,463,182      15,410    1.05
                                     ------------ -----------
  Total interest bearing deposits     19,808,139     160,891    0.81
                                     ------------ -----------
Federal funds purchased and
 securities
 sold under repurchase agreements        596,997       7,470    1.25
Commercial paper                         620,053       6,899    1.11
Other borrowed funds                     163,147       4,866    2.98
Medium and long-term debt                807,070      16,773    2.08
Trust notes                               62,480       2,780    4.45
                                     ------------ -----------
 Total borrowed funds                  2,249,747      38,788    1.72
                                     ------------ -----------
 Total interest bearing liabilities   22,057,886     199,679    0.91
                                                  -----------
Noninterest bearing deposits          18,067,621
Other liabilities                      1,050,597
                                     ------------
 Total liabilities                    41,176,104
Stockholders' Equity
Common equity                          4,050,202
                                     ------------
 Total stockholders' equity            4,050,202
                                     ------------
 Total liabilities and stockholders'
      equity                         $45,226,306
                                     ============
Net interest income/margin
  (taxable-equivalent basis)                       1,648,968    4.03 %
Less: taxable-equivalent adjustment                    3,745
                                                  -----------
  Net interest income                             $1,645,223
                                                  ===========

-------------------------------------

(1) Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(2) Annualized

(3) Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(4) Foreign loans and deposits are those loans and deposits originated in foreign branches.

(5) On December 31, 2004, UnionBanCal Corporation transferred the allowance related to off-balance sheet commitments of $82.6 million from allowance for loan losses to other liabilities. Reported averages for all periods have not been restated.



                              Exhibit 11

               UnionBanCal Corporation and Subsidiaries
         On a Reported Earnings Basis (reference to exhibit 2)

                    Noninterest Income (Unaudited)

                                                         Percentage
                                                  Change to
                         For the Three Months Ended    Dec. 31, 2004
                                                            From
                        -----------------------------  --------------
                       Dec. 31,  Sept. 30,  Dec. 31, Dec. 31, Sept.30,
 (Dollars in thousands)    2003      2004      2004      2003   2004
 ---------------------- --------- --------- ---------  ------- ------
 Service charges on
  deposit accounts       $79,356   $87,555   $83,487     5.21 %(4.65)%
 Trust and investment
  management fees         35,102    39,089    41,384    17.90   5.87
 Insurance commissions    17,596    17,463    20,024    13.80  14.67
 International
  commissions and fees    18,000    18,906    18,844     4.69  (0.33)
 Merchant banking fees     9,469    11,682    12,783    35.00   9.42
 Foreign exchange
  gains, net               8,534     8,548     8,330    (2.39) (2.55)
 Brokerage commissions
  and fees                 7,141     8,527     8,216    15.05  (3.65)
 Card processing fees,
  net                      8,163     4,653     5,246   (35.73) 12.74
 Securities gains
  (losses), net            2,267        (6)  (13,697)    nm      nm
 Gain (loss) on private
  capital investments,
  net                       (196)      467    18,520     nm      nm
 Other                    18,409    19,070    27,999    52.09  46.82
                        --------- --------- ---------
   Total noninterest
    income              $203,841  $215,954  $231,136    13.39 % 7.03 %
                        ========= ========= =========


                    Noninterest Expense (Unaudited)


                                                         Percentage
                                                          Change to
                         For the Three Months Ended    Dec. 31, 2004
                                                            From
                        -----------------------------  --------------
                       Dec. 31,  Sept. 30, Dec. 31, Dec. 31, Sept. 30,
 (Dollars in thousands)   2003      2004      2004      2003    2004
 ---------------------- --------- --------- ---------  ------- ------
 Salaries and other
  compensation          $175,256  $181,497  $182,194     3.96 % 0.38 %
 Employee benefits        31,210    35,270    41,576    33.21  17.88
                        --------- --------- ---------
   Salaries and employee
    benefits             206,466   216,767   223,770     8.38   3.23
 Net occupancy            32,430    33,206    35,147     8.38   5.85
 Equipment                16,689    16,289    18,825    12.80  15.57
 Professional services    10,302    12,375    16,065    55.94  29.82
 Software                 12,648    13,560    15,357    21.42  13.25
 Communications           12,228    12,850    12,604     3.07  (1.91)
 Advertising and public
  relations               10,867     7,954    10,947     0.74  37.63
 Intangible asset
  amortization             3,075     5,077     5,689    85.01  12.05
 Foreclosed asset
  expense (income)           (56)      (10)      685      nm      nm
 Other                    61,239    54,323    63,194     3.19  16.33
                        --------- --------- ---------
   Total noninterest
    expense             $365,888  $372,391  $402,283     9.95 % 8.03 %
                        ========= ========= =========


 ----------------------
  nm = not meaningful



                              Exhibit 12

               UnionBanCal Corporation and Subsidiaries
      On an Operating Earnings Basis (reference to exhibit 3) (1)

                   Noninterest Income (Unaudited)

                                                       Percentage
                                                         Change to
                       For the Three Months Ended     Dec. 31, 2004
                                                           From
                      -----------------------------  ----------------
 (Dollars in           Dec. 31, Sept. 30,  Dec. 31, Dec. 31, Sept. 30,
  thousands)              2003      2004      2004     2003     2004
 -------------------- --------- --------- ---------  ------- --------
 Service charges on
  deposit accounts     $79,356   $87,555   $83,487     5.21 %  (4.65)%
 Trust and investment
  management fees       35,102    39,089    41,384    17.90     5.87
 Insurance
  commissions           17,596    17,463    20,024    13.80    14.67
 International
  commissions and
  fees                  18,000    18,906    18,844     4.69    (0.33)
 Merchant banking
  fees                   9,469    11,682    12,783    35.00     9.42
 Foreign exchange
  gains, net             8,534     8,548     8,330    (2.39)   (2.55)
 Brokerage
  commissions and
  fees                   7,141     8,527     8,216    15.05    (3.65)
 Card processing
  fees, net              8,163     4,653     5,246   (35.73)   12.74
 Securities gains
  (losses), net          2,267        (6)  (13,697)    nm       nm
 Gain (loss) on
  private capital
  investments, net        (196)      467    18,520     nm       nm
 Other                  18,409    19,070    27,999    52.09    46.82
                      --------- --------- ---------
 Total noninterest
  income              $203,841  $215,954  $231,136    13.39 %   7.03 %
                      ========= ========= =========


                   Noninterest Expense (Unaudited)

                                                        Percentage
                                                         Change to
                       For the Three Months Ended     Dec. 31, 2004
                                                           From
                      -----------------------------  ----------------
 (Dollars in          Dec. 31, Sept. 30,  Dec. 31,  Dec. 31, Sept. 30,
  thousands)             2003      2004      2004     2003     2004
 -------------------- --------- --------- ---------  ------- --------
 Salaries and other
  compensation        $175,256  $181,497  $182,194     3.96 %   0.38 %
 Employee benefits      31,210    35,270    41,576    33.21    17.88
                      --------- --------- ---------
  Salaries and
   employee benefits   206,466   216,767   223,770     8.38     3.23
 Net occupancy          32,430    33,206    35,147     8.38     5.85
 Equipment              16,689    16,289    18,825    12.80    15.57
 Professional
  services              10,302    12,375    16,065    55.94    29.82
 Software               12,648    13,560    15,357    21.42    13.25
 Communications         12,228    12,850    12,604     3.07    (1.91)
 Advertising and
  public relations      10,867     7,954    10,947     0.74    37.63
 Intangible asset
  amortization           3,075     5,077     5,689    85.01    12.05
 Foreclosed asset
  expense (income)         (56)      (10)      685      nm       nm
 Other                  53,489    54,323    63,194    18.14    16.33
                      --------- --------- ---------
  Total noninterest
   expense            $358,138  $372,391  $402,283    12.33 %   8.03 %
                      ========= ========= =========

 --------------------
  nm = not meaningful


(1) See exhibit 5 for reconciliation of 'reported earnings' to 'operating earnings'.


                              Exhibit 13

               UnionBanCal Corporation and Subsidiaries
         On a Reported Earnings Basis (reference to exhibit 3)


                   Noninterest Income (Unaudited)

                                                            Percentage
                                                             Change to
                                   For the Twelve Months      Dec. 31,
                                            Ended            2004 From
                                   -----------------------  ----------
                                     Dec. 31,    Dec. 31,    Dec. 31,
 (Dollars in thousands)                2003        2004        2003
 --------------------------------- ----------- -----------  ---------
 Service charges on deposit
  accounts                           $311,417    $342,169       9.87 %
 Trust and investment management
  fees                                136,347     153,083      12.27
 Insurance commissions                 62,652      77,874      24.30
 International commissions and
  fees                                 67,582      73,397       8.60
 Merchant banking fees                 30,990      39,646      27.93
 Card processing fees, net             37,520      34,147      (8.99)
 Foreign exchange gains, net           30,000      33,516      11.72
 Brokerage commissions and fees        31,755      33,063       4.12
 Securities gains (losses), net         4,062     (12,085)       nm
 Gain on sale of Merchant Card
  Portfolio                                 -      93,000        nm
 Gain (loss) on private capital
  investments, net                       (128)     26,318        nm
 Other                                 82,056      95,177      15.99
                                   ----------- -----------
     Total noninterest income        $794,253    $989,305      24.56 %
                                   =========== ===========


                   Noninterest Expense (Unaudited)

                                                            Percentage
                                                             Change to
                                    For the Twelve Months     Dec. 31,
                                             Ended           2004 From
                                   -----------------------------------
                                     Dec. 31,    Dec. 31,    Dec. 31,
 (Dollars in thousands)               2003        2004         2003
 --------------------------------- ----------- -----------  ---------
 Salaries and other compensation     $659,589    $709,015       7.49 %
 Employee benefits                    149,215     168,542      12.95
                                   ----------- -----------
     Salaries and employee
      benefits                        808,804     877,557       8.50
 Net occupancy                        124,274     132,108       6.30
 Equipment                             65,394      69,268       5.92
 Software                              47,569      54,820      15.24
 Communications                        52,087      51,899      (0.36)
 Professional services                 48,558      50,033       3.04
 Advertising and public relations      39,455      38,442      (2.57)
 Intangible asset amortization         11,366      19,472      71.32
 Foreclosed asset expense (income)        (84)      1,211        nm
 Other                                210,930     229,372       8.74
                                   ----------- -----------
     Total noninterest expense     $1,408,353  $1,524,182       8.22 %
                                   =========== ===========

--------------------
 nm = not meaningful


                              Exhibit 14

               UnionBanCal Corporation and Subsidiaries
      On an Operating Earnings Basis (reference to exhibit 4) (1)


                   Noninterest Income (Unaudited)

                                                            Percentage
                                                             Change to
                                   For the Twelve Months     Dec.31,
                                            Ended              2004
                                                               From
                                   -----------------------  ----------
                                     Dec. 31,    Dec. 31,   Dec. 31,
 (Dollars in thousands)                2003        2004        2003
 --------------------------------- ----------- -----------  ---------
 Service charges on deposit
  accounts                           $311,417    $342,169       9.87 %
 Trust and investment management
  fees                                136,347     153,083      12.27
 Insurance commissions                 62,652      77,874      24.30
 International commissions and
  fees                                 67,582      73,397       8.60
 Merchant banking fees                 30,990      39,646      27.93
 Card processing fees, net             37,520      34,147      (8.99)
 Foreign exchange gains, net           30,000      33,516      11.72
 Brokerage commissions and fees        31,755      33,063       4.12
 Securities gains (losses), net        (4,951)    (12,085)    144.09
 Gain (loss) on private capital
  investments, net                       (128)     26,318        nm
 Other                                 82,056      86,642       5.59
                                   ----------- -----------
    Total noninterest income         $785,240    $887,770      13.06 %
                                   =========== ===========


                   Noninterest Expense (Unaudited)

                                                            Percentage
                                                             Change to
                                   For the Twelve Months    Dec. 31,
                                            Ended              2004
                                                               From
                                   -----------------------  ----------
                                     Dec. 31,    Dec. 31,   Dec. 31,
 (Dollars in thousands)                 2003        2004       2003
 --------------------------------- ----------- -----------  ---------
 Salaries and other compensation     $659,589    $709,015       7.49 %
 Employee benefits                    149,215     168,542      12.95
                                   ----------- -----------
    Salaries and employee benefits    808,804     877,557       8.50
 Net occupancy                        120,074     132,108      10.02
 Equipment                             65,394      69,268       5.92
 Software                              47,569      54,820      15.24
 Communications                        52,087      51,899      (0.36)
 Professional services                 48,558      50,033       3.04
 Advertising and public relations      39,455      38,442      (2.57)
 Intangible asset amortization         11,366      19,472      71.32
 Foreclosed asset expense (income)        (84)      1,211        nm
 Other                                203,180     229,372      12.89
                                   ----------- -----------
    Total noninterest expense      $1,396,403  $1,524,182       9.15 %
                                   =========== ===========




--------------------
 nm = not meaningful


(1) See exhibit 6 for reconciliation of 'reported earnings' to 'operating earnings'.


     CONTACT: UnionBanCal Corporation
              John A. Rice, Jr., 415-765-2998 (Investor Relations) Michelle R. Crandall, 415-765-2780 (Investor Relations) Stephen L. Johnson, 415-765-3252 (Public Relations)